UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
May 13, 2009

____________________________

TRIST HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-52315	20-1915083
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7030 HAYVENHURST AVE, VAN NUYS, CALIFORNIA 91406
(Address of principal executive offices, including zip code)

(949) 903-0468
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

Dismissal of  Kabani & Company, Inc.

On May 13, 2009, the Company dismissed Kabani & Company, Inc. (“Kabani”) as its principal independent accountant.  Kabani report on the Company’s financial statements for the year ended December 31, 2008 did not contain an adverse opinion or disclaimer of opinion except that the audit reports for the fiscal years ended December 31, 2007 and 2008, contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The Board of Directors approved the decision to dismiss Kabani as the Company’s principal independent accountant. During the Company’s two most recent fiscal years and through the date of Kabani dismissal, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

As of the date of this Current Report, the Company has provided Kabani with a copy of the disclosures it is making in response to this Item 4.01. The Company has requested that Kabani furnish, and Kabani has furnished, a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 of this Current Report and, if not, stating the respects in which it does not agree (the “Kabani Letter”). A copy of the Kabani Letter is filed as Exhibit 16.1 to this Current Report.

Engagement of Anton & Chia, LLP

On May 13, 2009 the Company retained Anton & Chia, LLP to serve as the Company’s principal independent accountant. No consultations occurred between the Registrant and Anton & Chia, LLP during the two most recent fiscal years and through May 13, 2009 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) or (a)(1)(v) of Regulation S-K.

Item 9.01                                            Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from Kabani & Company, Inc. to the Securities and Exchange Commission, dated as of May 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIST HOLDINGS, INC. (Registrant)

Dated: May 26, 2009	By:	/s/ Eric Stoppenhagen
Eric Stoppenhagen
Interim President